UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 16, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On August 27, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of July 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   August 30, 2001                     By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated August 15, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated Augusty 15, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated August 15, 2001

                     Navistar Financial 1997 - B Owner Trust
                           For the Month of July, 2001
                      Distribution Date of August 15, 2001
                            Servicer Certificate #46

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $51,532,939.57
Beginning Pool Factor                                                  0.1030670

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,884,289.28
     Interest Collected                                              $408,764.35

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $229,261.64
Total Additional Deposits                                            $229,261.64

Repos / Chargeoffs                                                   $120,805.76
Aggregate Number of Notes Charged Off                                        183

Total Available Funds                                              $5,301,644.30

Ending Pool Balance                                               $46,748,515.50
Ending Pool Factor                                                     0.0934981

Servicing Fee                                                         $42,944.12

Repayment of Servicer Advances                                       $220,670.97

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,236,093.08
     Target Percentage                                                     5.25%
     Target Balance                                                $2,454,297.06
     Minimum Balance                                               $9,999,887.79
     (Release) / Deposit                                           ($236,205.29)
     Ending Balance                                                $9,999,887.79

Current Weighted Average APR:                                             9.161%
Current Weighted Average Remaining Term (months):                          13.30

Delinquencies                                                   Dollars    Notes
     Installments:         1 - 30 days                      $725,038.48      522
                           31 - 60 days                     $455,247.27      139
                           60+  days                        $269,367.67       73

     Total:                                               $1,449,653.42      581

     Balances:             60+  days                      $1,012,984.61       73

Memo Item - Reserve Account
     Prior Month                                                   $9,999,887.79
     Invest. Income                                                   $32,477.12
     Excess Serv.                                                    $203,728.17
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,236,093.08

Navistar Financial 1997 - B Owner Trust
For the Month  of  July, 2001

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $51,532,939.57
Ending Pool Balance                     $46,748,515.50

Collected Principal                      $4,663,618.31
Collected Interest                         $408,764.35
Charge - Offs                              $120,805.76
Liquidation Proceeds / Recoveries          $229,261.64
Servicing                                   $42,944.12
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,258,700.18

Beginning Balance                       $51,532,939.57           $0.00          $0.00           $0.00  $49,729,286.72  $1,803,652.85

Interest Due                               $270,547.94           $0.00          $0.00           $0.00     $261,078.76      $9,469.18
Interest Paid                              $270,547.94           $0.00          $0.00           $0.00     $261,078.76      $9,469.18
Principal Due                            $4,784,424.07           $0.00          $0.00           $0.00   $4,616,969.23    $167,454.84
Principal Paid                           $4,784,424.07           $0.00          $0.00           $0.00   $4,616,969.23    $167,454.84

Ending Balance                          $46,748,515.50           $0.00          $0.00           $0.00  $45,112,317.49  $1,636,198.01
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.3018         0.0935
   (Ending Balance / Original Pool Amount)
Total Distributions                      $5,054,972.01           $0.00          $0.00           $0.00   $4,878,047.99    $176,924.02

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $203,728.17
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,236,093.08
(Release) / Draw                          ($236,205.29)
Ending Reserve Acct Balance              $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  July, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                4                3                2                1
                                                   Mar-01           Apr-01           May-01           Jun-01           Jul-01

Beginning Pool Balance                         $69,785,579.19   $65,251,570.42   $60,596,961.44   $55,995,240.58   $51,532,939.57

A)   Loss Trigger:
Principal of Contracts Charged Off                $236,462.40      $686,564.63       ($7,362.30)     $203,455.96      $120,805.76
Recoveries                                        $483,783.97      $100,354.30      $419,982.44      $110,422.93      $229,261.64

Total Charged Off (Months 5, 4, 3)                $915,664.73
Total Recoveries (Months 3, 2, 1)                 $759,667.01
Net Loss / (Recoveries) for 3 Mos                 $155,997.72 (a)

Total Balance (Months 5, 4, 3)                $195,634,111.05 (b)

Loss Ratio Annualized  [(a/b) * (12)]                0.95687%
Trigger:  Is Ratio > 1.5%                                  No

                                                     May-01          Jun-01          Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days                 $985,060.88    $1,063,229.28   $1,012,984.61
     As % of Beginning Pool Balance                  1.62559%         1.89879%        1.96570%
     Three Month Average                             2.35097%         1.83143%        1.83003%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 1998 - A Owner Trust
                           For the Month of July, 2001
                      Distribution Date of August 15, 2001
                            Servicer Certificate #39

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                            $95,047,946.27
Beginning Pool Factor                                                0.189767833

Principal and Interest Collections:
     Principal Collected                                           $7,746,587.34
     Interest Collected                                              $721,899.73

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $195,965.74
Total Additional Deposits                                            $195,965.74

Repos / Chargeoffs                                                   $244,880.78
Aggregate Number of Notes Charged Off                                        165

Total Available Funds                                              $8,456,803.97

Ending Pool Balance                                               $87,264,126.99
Ending Pool Factor                                                     0.1742271

Servicing Fee                                                         $79,206.62

Repayment of Servicer Advances                                       $207,648.84

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,169,124.94
     Target Percentage                                                    10.00%
     Target Balance                                                $8,726,412.70
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                           ($151,837.54)
     Ending Balance                                               $10,017,287.40

Current Weighted Average APR:                                             8.800%
Current Weighted Average Remaining Term (months):                          18.74

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,073,232.12     1,039
                                 31 - 60 days              $364,673.95       410
                                 60+  days                 $439,964.26       147

     Total:                                              $1,877,870.33     1,084

     Balances:                   60+  days               $2,635,008.75       147

Memo Item - Reserve Account
     Prior Month                                                  $10,017,287.40
     Invest. Income                                                   $28,990.38
     Excess Serv.                                                    $122,847.16
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,169,124.94

Navistar Financial 1998 - A Owner Trust
For the Month  of  July, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $95,047,946.27
Ending Pool Balance                           $87,264,126.99

Collected Principal                            $7,538,938.50
Collected Interest                               $721,899.73
Charge - Offs                                    $244,880.78
Liquidation Proceeds / Recoveries                $195,965.74
Servicing                                         $79,206.62
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $8,377,597.35

Beginning Balance                             $95,047,946.27     $91,721,151.06      $3,326,795.21

Interest Due                                     $470,930.91        $454,019.70         $16,911.21
Interest Paid                                    $470,930.91        $454,019.70         $16,911.21
Principal Due                                  $7,783,819.28      $7,511,385.61        $272,433.67
Principal Paid                                 $7,783,819.28      $7,511,385.61        $272,433.67

Ending Balance                                $87,264,126.99     $84,209,765.45      $3,054,361.54
Note / Certificate Pool Factor                                           0.1742             0.1742
   (Ending Balance / Original Pool Amount)
Total Distributions                            $8,254,750.19      $7,965,405.31        $289,344.88

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $122,847.16
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,169,124.94
(Release) / Draw                                ($151,837.54)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  July, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                 4                3                 2                1
                                                   Mar-01            Apr-01           May-01            Jun-01           Jul-01

Beginning Pool Balance                        $119,333,038.48   $112,410,674.90   $106,750,724.61   $100,731,702.00   $95,047,946.27

A)   Loss Trigger:
Principal of Contracts Charged Off                $395,256.81       $197,552.98       $375,207.33        $67,594.74      $244,880.78
Recoveries                                        $614,443.03       $177,607.38       $703,033.67       $310,722.96      $195,965.74

Total Charged Off (Months 5, 4, 3)                $968,017.12
Total Recoveries (Months 3, 2, 1)               $1,209,722.37
Net Loss / (Recoveries) for 3 Mos                ($241,705.25)(a)

Total Balance (Months 5, 4, 3)                $338,494,437.99 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -0.85687%

Trigger:  Is Ratio > 1.5%                                  No

                                                       May-01            Jun-01           Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,392,853.03     $2,753,173.80    $2,635,008.75
     As % of Beginning Pool Balance                  2.24153%          2.73318%         2.77229%
     Three Month Average                             2.34198%          2.54494%         2.58233%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 1999 - A Owner Trust
                           For the Month of July, 2001
                      Distribution Date of August 15, 2001
                            Servicer Certificate #27

Original Pool Amount                                             $714,764,750.47
Subsequent Receivables  (transferred 6/3/99)                               $0.00


Beginning Pool Balance                                           $282,401,612.50
Beginning Pool Factor                                                  0.3950973

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,492,439.24
     Interest Collected                                            $1,934,004.64

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,108,760.04
Total Additional Deposits                                          $1,108,760.04

Repos / Chargeoffs                                                   $951,910.12
Aggregate Number of Notes Charged Off                                        261

Total Available Funds                                             $15,382,190.56

Ending Pool Balance                                              $269,110,276.50
Ending Pool Factor                                                     0.3765019

Servicing Fee                                                        $235,334.68

Repayment of Servicer Advances                                       $153,013.36

Reserve Account:
     Beginning Balance  (see Memo Item)                           $23,156,875.23
     Target Percentage                                                     5.25%
     Target Balance                                               $14,128,289.52
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                         ($8,861,580.22)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.199%
Current Weighted Average Remaining Term (months):                          27.41

Delinquencies                                                  Dollars     Notes
     Installments:                    1 - 30 days        $3,015,831.19     2,119
                                      31 - 60 days         $687,406.50       541
                                      60+  days            $380,361.54       160

     Total:                                              $4,083,599.23     2,145

     Balances:                        60+  days          $4,177,596.62       160

Memo Item - Reserve Account
     Prior Month                                                  $22,655,996.10
     Invest. Income                                                   $70,844.54
     Excess Serv.                                                    $430,034.59
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $23,156,875.23

Navistar Financial 1999 - A Owner Trust
For the Month of July, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00$145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%          0.00%          3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%        6.1300%        6.2200%

Beginning Pool Balance                 $282,401,612.50
Ending Pool Balance                    $269,110,276.50

Collected Principal                     $12,339,425.88
Collected Interest                       $1,934,004.64
Charge - Offs                              $951,910.12
Liquidation Proceeds / Recoveries        $1,108,760.04
Servicing                                  $235,334.68
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,146,855.88

Beginning Balance                      $282,401,612.51           $0.00           $0.00 $121,624,571.87$145,745,000.00 $15,032,040.64

Interest Due                             $1,425,485.29           $0.00           $0.00     $603,055.17    $744,514.04     $77,916.08
Interest Paid                            $1,425,485.29           $0.00           $0.00     $603,055.17    $744,514.04     $77,916.08
Principal Due                           $13,291,336.00           $0.00           $0.00  $12,826,139.24          $0.00    $465,196.76
Principal Paid                          $13,291,336.00           $0.00           $0.00  $12,826,139.24          $0.00    $465,196.76

Ending Balance                         $269,110,276.51           $0.00           $0.00 $108,798,432.63$145,745,000.00 $14,566,843.88
Note / Certificate Pool Factor                                  0.0000          0.0000          0.5440         1.0000         0.5822
   (Ending Balance / Original Pool Amount)
Total Distributions                     $14,716,821.29           $0.00           $0.00  $13,429,194.41    $744,514.04    $543,112.84

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $430,034.59
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $23,156,875.23
(Release) / Draw                        ($8,861,580.22)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of July, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                 4                  3                2                 1
                                            Mar-01            Apr-01            May-01            Jun-01            Jul-01

Beginning Pool Balance                     $341,514,614.55   $326,945,554.27   $312,421,373.45   $298,243,894.54   $282,401,612.50

A)   Loss Trigger:
Principal of Contracts Charged Off           $1,079,941.30     $1,418,230.37     $1,039,122.61       $566,172.13       $951,910.12
Recoveries                                   $1,600,258.82       $902,615.10     $1,181,080.01       $887,022.01     $1,108,760.04

Total Charged Off (Months 5, 4, 3)           $3,537,294.28
Total Recoveries (Months 3, 2, 1)            $3,176,862.06
Net Loss / (Recoveries) for 3 Mos              $360,432.22 (a)

Total Balance (Months 5, 4, 3)             $980,881,542.27 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.4409%

Trigger:  Is Ratio > 1.5%                               No

                                                    May-01            Jun-01           Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $6,575,628.31     $5,813,241.05    $4,177,596.62
     As % of Beginning Pool Balance               2.10473%          1.94916%         1.47931%
     Three Month Average                          2.31569%          2.15566%         1.84440%
Trigger:   Is Average > 2.0%                            No


C)   Noteholders Percent Trigger:                 2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2000 - A Owner Trust
                           For the Month of July, 2001
                      Distribution Date of August 15, 2001
                            Servicer Certificate #18

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $297,981,907.40
Beginning Pool Factor                                                  0.6273303

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,677,146.46
     Interest Collected                                            $2,224,446.41

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $440,461.09
Total Additional Deposits                                            $440,461.09

Repos / Chargeoffs                                                   $697,326.91
Aggregate Number of Notes Charged Off                                        175

Total Available Funds                                             $13,146,271.38

Ending Pool Balance                                              $286,803,216.61
Ending Pool Factor                                                     0.6037962

Servicing Fee                                                        $248,318.26

Repayment of Servicer Advances                                       $195,782.58

Reserve Account:
     Beginning Balance  (see Memo Item)                           $17,718,696.60
     Target Percentage                                                    10.00%
     Target Balance                                               $28,680,321.66
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                            ($53,641.28)
     Ending Balance                                               $17,665,055.32

Current Weighted Average APR:                                             9.088%
Current Weighted Average Remaining Term (months):                          38.23

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,747,650.22     1,748
                                31 - 60 days               $461,375.92       413
                                60+  days                  $273,196.96       120

     Total:                                              $2,482,223.10     1,771

     Balances:                  60+  days                $3,414,963.88       120

Memo Item - Reserve Account
     Prior Month                                                  $17,734,430.42
     Invest. Income                                                   $53,641.28
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                       ($69,375.10)
     Beginning Balance                                            $17,718,696.60

Navistar Financial 2000 - A Owner Trust
For the Month of July, 2001

                                                                                      NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $297,981,907.40
Ending Pool Balance                    $286,803,216.61

Collected Principal                     $10,481,363.88
Collected Interest                       $2,224,446.41
Charge - Offs                              $697,326.91
Liquidation Proceeds / Recoveries          $440,461.09
Servicing                                  $248,318.26
Cash Transfer from Reserve Account          $69,375.10
Total Collections Avail for Debt Service$12,967,328.22

Beginning Balance                      $297,981,907.40          $0.00  $52,470,085.89 $110,000,000.00 $121,187,500.00 $14,324,321.51

Interest Due                             $1,788,637.43          $0.00     $298,204.99     $660,000.00     $741,263.54     $89,168.90
Interest Paid                            $1,788,637.43          $0.00     $298,204.99     $660,000.00     $741,263.54     $89,168.90
Principal Due                           $11,178,690.79          $0.00  $10,759,489.89           $0.00           $0.00    $419,200.90
Principal Paid                          $11,178,690.79          $0.00  $10,759,489.89           $0.00           $0.00    $419,200.90

Ending Balance                         $286,803,216.61           0.00   41,710,596.00  110,000,000.00  121,187,500.00  13,905,120.61
Note / Certificate Pool Factor                                 0.0000          0.2937          1.0000          1.0000         0.7806
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,967,328.22          $0.00  $11,057,694.88     $660,000.00     $741,263.54    $508,369.80

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $17,718,696.60
(Release) / Draw                           ($53,641.28)
Ending Reserve Acct Balance             $17,665,055.32

Navistar Financial 2000 - A Owner Trust
For the Month of July, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                  5                  4             3                 2                 1
                                                Mar-01             Apr-01        May-01            Jun-01            Jul-01

Beginning Pool Balance                     $342,008,648.66    $331,239,732.65   $321,432,660.78   $311,252,671.03   $297,981,907.40

A)   Loss Trigger:
Principal of Contracts Charged Off          $2,196,158.41      $1,242,892.15        $868,010.97       $623,963.83       $697,326.91
Recoveries                                  $1,287,973.47        $678,229.31       $1,133,122.07       $680,170.01       $440,461.09

Total Charged Off (Months 5, 4, 3)           $4,307,061.53
Total Recoveries (Months 3, 2, 1)            $2,253,753.17
Net Loss / (Recoveries) for 3 Mos            $2,053,308.36 (a)

Total Balance (Months 5, 4, 3)             $994,681,042.09 (b)

Loss Ratio Annualized  [(a/b) * (12)]              2.4771%

Trigger:  Is Ratio > 1.5%                              Yes

                                                May-01            Jun-01            Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $5,521,966.76    $5,069,065.39     $3,414,963.88
     As % of Beginning Pool Balance               1.71792%         1.62860%          1.14603%
     Three Month Average                          1.73077%         1.69903%          1.49752%
Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:                  3.7190%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                            No


                     Navistar Financial 2000 - B Owner Trust
                           For the Month of July, 2001
                      Distribution Date of August 15, 2001
                            Servicer Certificate #10

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $584,053,899.00
Beginning Pool Factor                                                   0.763759

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $22,872,985.33
     Interest Collected                                            $4,698,560.48

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,147,422.65
Total Additional Deposits                                          $1,147,422.65

Repos / Chargeoffs                                                 $1,245,889.80
Aggregate Number of Notes Charged Off                                        377

Total Available Funds                                             $28,562,063.55

Ending Pool Balance                                              $560,091,928.78
Ending Pool Factor                                                     0.7324239

Servicing Fee                                                        $486,711.58

Repayment of Servicer Advances                                       $156,904.91

Reserve Account:
     Beginning Balance  (see Memo Item)                           $36,861,833.48
     Target Percentage                                                    10.00%
     Target Balance                                               $56,009,192.88
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                           ($106,399.83)
     Ending Balance                                               $36,755,433.65

Current Weighted Average APR:                                             9.676%
Current Weighted Average Remaining Term (months):                          42.31

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $3,117,212.28     2,899
                                     31 - 60 days          $883,436.45       824
                                     60+  days             $444,030.47       184

     Total:                                              $4,444,679.20     2,904

     Balances:                       60+  days           $7,414,190.81       184

Memo Item - Reserve Account
     Prior Month                                                  $35,911,337.19
     Invest. Income                                                  $106,399.83
     Excess Serv.                                                    $844,096.46
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $36,861,833.48

Navistar Financial 2000 - B Owner Trust
For the Month of July, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00$184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%          0.00%           0.00%          3.75%
     Coupon                                                    6.7300%         6.6600%        6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $584,053,899.00
Ending Pool Balance                    $560,091,928.78

Collected Principal                     $22,716,080.42
Collected Interest                       $4,698,560.48
Charge - Offs                            $1,245,889.80
Liquidation Proceeds / Recoveries        $1,147,422.65
Servicing                                  $486,711.58
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$28,075,351.97

Beginning Balance                      $584,053,899.00           $0.00 $193,268,408.91$184,900,000.00 $178,733,000.00 $27,152,490.09

Interest Due                             $3,269,285.29           $0.00   $1,072,639.67  $1,027,735.83   $1,009,841.45    $159,068.34
Interest Paid                            $3,269,285.29           $0.00   $1,072,639.67  $1,027,735.83   $1,009,841.45    $159,068.34
Principal Due                           $23,961,970.22           $0.00  $23,063,396.34          $0.00           $0.00    $898,573.88
Principal Paid                          $23,961,970.22           $0.00  $23,063,396.34          $0.00           $0.00    $898,573.88

Ending Balance                         $560,091,928.78            0.00  170,205,012.57 184,900,000.00  178,733,000.00  26,253,916.21
Note / Certificate Pool Factor                                  0.0000          0.7324         1.0000          1.0000         0.9155
   (Ending Balance / Original Pool Amount)
Total Distributions                     $27,231,255.51           $0.00  $24,136,036.01  $1,027,735.83   $1,009,841.45  $1,057,642.22

Interest Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $844,096.46
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $36,861,833.48
(Release) / Draw                          ($106,399.83)
Ending Reserve Acct Balance             $36,755,433.65

Navistar Financial 2000 - B Owner Trust
For the Month of July, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                 4               3                 2                 1
                                              Mar-01            Apr-01          May-01            Jun-01            Jul-01

Beginning Pool Balance                   $664,895,988.60   $644,758,360.09     $623,385,686.38   $603,996,543.65   $584,053,899.00

A)   Loss Trigger:
Principal of Contracts Charged Off        $3,859,292.52     $2,544,877.72        $1,619,900.81     $2,153,278.99     $1,245,889.80
Recoveries                                $1,035,607.93      $627,976.19         $1,825,139.80     $1,333,062.29     $1,147,422.65

Total Charged Off (Months 5, 4, 3)        $8,024,071.05
Total Recoveries (Months 3, 2, 1)         $4,305,624.74
Net Loss / (Recoveries) for 3 Mos         $3,718,446.31 (a)

Total Balance (Months 5, 4, 3)        $1,933,040,035.07 (b)

Loss Ratio Annualized  [(a/b) * (12)]           2.3084%

Trigger:  Is Ratio > 1.5%                           Yes

                                         May-01             Jun-01              Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days         $8,322,673.85      $8,196,374.93       $7,414,190.81
     As % of Beginning Pool Balance            1.33508%           1.35702%            1.26944%
     Three Month Average                       1.43062%           1.39500%            1.32051%

Trigger:  Is Average > 2.0%                          No

C)   Noteholders Percent Trigger:               4.8065%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                          No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of July 2001
                      Distribution Date of August 15, 2001
                             Servicer Certificate #4

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $373,927,433.34
Beginning Pool Factor                                                    0.93482

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,194,774.91
     Interest Collected                                            $2,952,410.85
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $30,612.21
Total Additional Deposits                                             $30,612.21

Repos / Chargeoffs                                                   $306,942.63
Aggregate Number of Notes Charged Off                                         39

Total Available Funds                                             $11,763,865.23

Ending Pool Balance                                              $364,839,648.54
Ending Pool Factor                                                       0.91210

Servicing Fee                                                        $311,606.19

Repayment of Servicer Advances                                       $413,932.74

Reserve Account:

     Beginning Balance  (see Memo Item)                           $20,347,873.91
     Target Percentage                                                  5.50000%
     Target Balance                                               $20,066,180.67
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                           ($281,693.24)
     Ending Balance                                               $20,066,180.67

Current Weighted Average APR:                                            9.5060%

Current Weighted Average Remaining Term (months):                          47.82

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,541,819.66     1,627
                                31 - 60 days               $349,660.13       436
                                60+  days                   $79,073.98        61

     Total:                                              $1,970,553.77     1,639

     Balances:                  60+  days                $2,526,360.07        61

Memo Item - Reserve Account
     Opening balance                                              $19,441,110.51
     Invest. Income                                                   $60,633.90
     Excess Serv.                                                    $846,129.50
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $20,347,873.91

Navistar Financial 2001 - A Owner Trust
For the Month of July 2001

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                               100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $373,927,433.34
Ending Pool Balance                     $364,839,648.54

Collected Principal                       $8,780,842.17
Collected Interest                        $2,952,410.85
Charge - Offs                               $306,942.63
Liquidation Proceeds / Recoveries            $30,612.21
Servicing                                   $311,606.19
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $11,452,259.04

Beginning Balance                       $373,927,433.34 $46,427,433.34 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                            $1,518,344.74    $165,978.07     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,518,344.74    $165,978.07     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                             $9,087,784.80  $9,087,784.80           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $9,087,784.80  $9,087,784.80           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $364,839,648.54  37,339,648.54  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor
  (Ending Balance / Original Pool Amount)                       0.5150          1.0000          1.0000         1.0000         1.0000


Total Distributions                      $10,606,129.54  $9,253,762.87     $439,550.00     $415,833.33    $417,791.67     $79,191.67

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                            $846,129.50
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $20,347,873.91
(Release) / Draw                           ($281,693.24)
Ending Reserve Acct Balance              $20,066,180.67

Navistar Financial 2001 - A Owner Trust
For the Month of July 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                       5                 4                  3                  2                 1
                                                    Mar-01            Apr-01             May-01             Jun-01            Jul-01

Beginning Pool Balance                                 N/A   $310,496,049.60    $370,554,535.53    $384,816,665.76   $373,927,433.34

A)   Loss Trigger:
Principal of Contracts Charged Off                     N/A       $431,484.80        $438,178.22      $1,442,601.99       $306,942.63
Recoveries                                             N/A             $0.00         $24,817.06         $52,922.79        $30,612.21

Total Charged Off (Months 5, 4, 3)                     N\A
Total Recoveries (Months 3, 2, 1)              $108,352.06
Net Loss / (Recoveries) for 3 Mos                      N\A (a)

Total Balance (Months 5, 4, 3)             $681,050,585.13 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.0000%

Trigger:  Is Ratio > 1.5%                               No

                                                    May-01           Jun-01              Jul-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $1,577,065.90    $1,991,513.91       $2,526,360.07
     As % of Beginning Pool Balance               0.42560%         0.51752%            0.67563%
     Three Month Average                          0.34114%         0.51365%            0.53958%

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         5.01655%

Trigger:  Is Minimum < 1.0%                            No
